                                                                    EXHIBIT 10.9

                            STANDSTILL AGREEMENT

     THIS STANDSTILL AGREEMENT dated August 6, 1996 (this "Agreement"), is entered into by and between UNIONBANCORP, INC., a Delaware corporation ("Union"), and WAYNE W. WHALEN ("Stockholder").

                                    RECITALS

     A. Union and Prairie Bancorp, Inc., an Illinois corporation ("Prairie"), are parties to that certain Agreement and Plan of Merger dated January 22, 1996 (the "Merger Agreement"), providing for the merger (the "Merger") of Prairie with and into a wholly-owned subsidiary of Union.

     B. As a result of the Merger, Union will issue to Stockholder approximately 118,430 shares of Union's common stock, $1.00 par value ("Union Common Stock").

     C. Union is unwilling to expend the substantial time, effort and expense necessary to implement the proposed acquisition of Prairie, including applying for and obtaining necessary approvals of federal and state banking authorities, unless Stockholder enters into this Agreement with Union.

     D. The obligation of Union under the Merger Agreement to consummate the transactions contemplated therein is subject to the receipt by Union of a standstill agreement in the form of this Agreement from Stockholder, Stockholder is executing this Agreement for the purpose of inducing Union to consummate the transactions contemplated by the Merger Agreement and Stockholder believes it is in his best interest as well as the best interest of Prairie for Union to consummate the Merger.

     NOW, THEREFORE, in consideration of the covenants and agreements of the parties herein contained, the sufficiency of which is hereby acknowledged, and as an inducement to Union to incur the expenses associated with the Merger, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   AGREEMENTS

     1. TERM. Except as otherwise expressly provided herein, the respective covenants and agreements of Stockholder and Union contained in this Agreement will continue in full force and effect until the fourth anniversary of the consummation of the Merger (the "Termination Date").

     2. COVENANTS OF STOCKHOLDER. Stockholder agrees that prior to the Termination Date and subject to the further provisions hereof:

     (a) Except as otherwise expressly provided in this Section 2(a) and
Section 7, neither Stockholder nor any "person" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), who is an affiliate (as defined below) of Stockholder (collectively, the "Stockholder Group"), will, directly or indirectly, acquire any shares of Union Common Stock in addition to those shares of Union Common Stock issued to Stockholder in connection with the Merger if at the time of such proposed acquisition the shares of Union Common Stock then owned by Stockholder represent 12.5% or more of the then issued and outstanding shares of Union Common Stock, or to the extent such proposed acquisition would increase the percentage ownership of the Stockholder Group of the then issued and outstanding shares of Union Common Stock to 12.5% or more. Notwithstanding anything to the contrary in the preceding sentence, Stockholder shall not be prohibited from: (i) acquiring any shares of Union Common Stock issuable to Stockholder in connection with the conversion of the shares of Union's Series A Preferred Stock issued to Stockholder in connection with the Merger; (ii) receiving additional shares of Union Common Stock through stock dividends declared by Union or through any other distributions or offerings made by Union generally to all holders of Union Common Stock; or (iii) increasing his percentage ownership of Union Common Stock solely as a result of actions approved by Union's board of directors and affecting all holders of Union Common Stock generally.

     (b) Stockholder shall take such action as may be required so that all shares of Union Common Stock owned by any member of the Stockholder Group are voted for those persons who are serving as of the date of this

Agreement on Union's board of directors and for any other person nominated by Union's management to fill any vacancy on Union's board so long as such person: (i) would not reasonably be expected to be unacceptable to any regulatory authority with jurisdiction over Union; (ii) is of good character and reputation; and (iii) possesses business experience. The good faith determination by a majority of Union's directors that any person meets such qualifications shall be dispositive of such issue. In addition to the foregoing, Stockholder shall take such action as may be required so that all shares of Union Common Stock owned by any member of the Stockholder Group are voted for an amendment of the certificate of incorporation of Union to adopt provisions substantially similar to those found in Section 203 of the General Corporation Law of the State of Delaware. The members of the Stockholder Group, as holders of Union Common Stock, agree to be present, in person or by proxy, at all meetings of stockholders of Union so that all shares of Union Common Stock beneficially owned by them may be counted for the purpose of determining the presence of a quorum at any such meetings. To further effectuate the provisions of this Section 2(b), Stockholder hereby grants to the President of Union an irrevocable proxy coupled with an interest to: (i) represent all of the shares of Union Common Stock now or hereafter owned by Stockholder, or over which Stockholder now has or hereafter may have voting control, at any stockholders' meeting called by Union's Chairman of the Board, President or a majority of its directors for the purpose of establishing the necessary quorum for the conduct of business; and (ii) to vote such shares of Common Stock in favor of any matters presented at such meeting that Stockholder has agreed by the terms of this Section 2(b) to support. Notwithstanding the foregoing, nothing contained herein shall prevent Stockholder from participating in any meeting of Union's stockholders and from voting the shares of Union Common Stock owned by him on all matters for which he has not granted the President of Union a proxy pursuant to this Section 2(c). Such proxy shall expire on the Termination Date. Stockholder agrees to execute such further proxies, instruments, agreements and other documents as may be reasonably necessary to further evidence this grant of proxy.

     (c) The proxy granted by the Stockholder pursuant to Section 2(b) and the covenants contained in Section 2(f) and 2(g) of this Agreement shall terminate on the earlier of the fourth anniversary of the date of this Agreement or at such time, if ever, as any third party or any affiliated group (other than any employee benefit plan sponsored by Union or any of its subsidiaries) acquires 25% or more of the issued and outstanding Union Common Stock, provided, that no member of the Stockholder Group [nor Mr. Wayne W. Whalen] shall be part of a partnership, limited partnership, syndicate or other group, or shall otherwise be acting in concert with any other person which is a member of, or an affiliate of any member of, such affiliated group or which is an affiliate of such third party, for the purpose of acquiring, holding, voting or disposing of shares of Union Common Stock.

     (d) Stockholder acknowledges that he has been made aware that the board of directors of Union has had under consideration, for a number of months, the adoption of a stockholders' rights plan, that Union's board of directors intends to continue such consideration and may, at some time before or after the closing of the Merger, adopt and implement such a plan.

     (e) No member of the Stockholder Group shall deposit any shares of Union Common Stock in a voting trust or subject any shares of Union Common Stock to any arrangement or agreement with respect to the voting of such shares.

     (f) No member of the Stockholder Group shall solicit proxies or become a "participant" in a "solicitation," as such terms are defined in the current version of Regulation 14A under the Exchange Act in opposition to the recommendation of the majority of the directors of Union with respect to any matter.

     (g) No member of the Stockholder Group shall join a partnership, limited partnership, syndicate or other group, or otherwise act in concert with any other person, for the purpose of acquiring, holding, voting or disposing of shares of Union Common Stock, or otherwise become a "person" within the meaning of Section 13(d)(3) of the Exchange Act (in each case other than solely with members of the Stockholder Group).

     (h) Except as otherwise expressly provided in this Agreement and for any sales or transfers solely between: (i) Messrs. Wayne W. Whalen and Dennis J. McDonnell; (ii) Mr. Whalen and his spouse or any child; (iii) Mr. McDonnell and his spouse or any child; and (iv) Messrs. Whalen or McDonnell and any bidder (as defined in Rule 14d-1 of the Exchange Act) which has commenced a tender offer for Union Common Stock which Union

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

has recommended to its stockholders, no member of the Stockholder Group shall, directly or indirectly, offer, sell or transfer any shares of Union Common Stock without offering Union a right of first refusal in the manner provided in this Agreement.

     3. RIGHT OF FIRST REFUSAL. Except for transfers described in Section 2(h), any member of the Stockholder Group, prior to making any offer to sell, the sale or transfer of any shares of Union Common Stock to the extent such shares represent 5% or more of the then issued and outstanding shares of Union Common Stock, or to the extent that the current proposed transfer of shares, when aggregated with all past transfers of shares of Union Common Stock from the Stockholder Group to the same transferee or such transferee's affiliates would equal or exceed such 5% limit, shall give Union the opportunity to purchase such shares of Union Common Stock in the following manner:

     (a) Any member of the Stockholder Group intending to make such an offer, sale or transfer shall give notice (the "Transfer Notice") to Union in writing of such intention, specifying the number of shares of Union Common Stock proposed to be disposed of and the proposed price therefor, and any specific offer to purchase such shares of Union Common Stock theretofore received and then remaining open, identifying the offeror and setting forth all the terms of such offer (including price). For purposes hereof, a bona fide third-party tender or exchange offer to purchase shares of Union Common Stock shall be deemed to be an offer at the price specified therein, without regard to any provisions thereof with respect to proration or conditions to the offeror's obligation to purchase.

     (b) Union shall have the right, exercisable by written notice given by Union to the party which gave the Transfer Notice within 15 Business Days (as defined in the Merger Agreement) after receipt of such Notice (or in the case of a tender or exchange offer, no later than 24 hours prior to the latest time by which shares of Union Common Stock must be tendered in order to be accepted pursuant to such offer or to qualify for any proration applicable to such offer), to purchase (or to cause a corporation, entity, person or group designated by Union to purchase) all, but not a part of, the shares of Union Common Stock specified in such Notice for cash at the price set forth therein. If the purchase price specified in the Transfer Notice includes any property other than cash, such purchase price shall be deemed to be the amount of any cash included in the purchase price plus the value (as jointly determined by a nationally recognized investment banking firm selected by each party or, in the event such firms are unable to agree, a third nationally recognized investment banking firm to be selected by them) of such other property included in such price. For this purpose:

           (i) The parties shall use their best efforts to cause any determination of the value of any securities included in the purchase price to be made within seven Business Days after the date of delivery of the Transfer Notice. If the firms selected by Stockholder and Union are unable to agree upon the value of any such securities within such seven-day period, the parties shall promptly select a third firm whose determination shall be conclusive.

           (ii) The parties shall use their best efforts to cause any determination of the value of property other than securities to be made within ten Business Days after the date of delivery of the Transfer Notice. If the firms selected by Stockholder and Union are unable to agree upon a value within such ten-day period, the parties shall promptly select a third firm whose determination shall be conclusive.

           (iii) The date on which Union must exercise its right of first refusal shall be extended until three Business Days after the determination of the value of property included in the purchase price if such property consists solely of securities or five Business Days after the determination of such value if other property is included.

     (c) If Union exercises its right of first refusal hereunder, the closing of the purchase of the shares of Union Common Stock with respect to which such right has been exercised shall take place within 30 calendar days (or if approval of such purchase by any bank regulatory authority is required by law, within 90 calendar days) after Union gives notice of such exercise. Upon exercise of its right of first refusal, Union shall be legally obligated to consummate the purchase contemplated thereby and shall use its best effort to secure all approvals required in connection therewith.

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


     (d) If Union does not exercise its right of first refusal hereunder within the time specified for such exercise, the party giving the Transfer Notice shall be free during the period of 90 calendar days following the expiration of such time for exercise to sell the shares of Union Common Stock specified in such Notice to the offeror identified therein at the price specified therein or at any price in excess thereof. If sold in this manner, the shares of Union Common Stock that were the subject of such sale shall thereafter be free of the restrictions imposed by this Agreement.

     4. LEGEND. (a) Stockholder acknowledges that all certificates representing shares of Union Common Stock now owned or hereafter acquired by members of the Stockholder Group shall bear the following legend which will remain thereon as long as such shares of Union Common Stock are subject to the restrictions contained in this Agreement:

                 The securities represented by this certificate
            are subject to the provisions of a Standstill
            Agreement dated August      , 1996, between Wayne W.
            Whalen and UnionBancorp, Inc., and may not be sold or transferred except in accordance therewith. A copy of said Standstill Agreement is on file at the office of the corporate secretary of UnionBancorp, Inc.

     (b) Union may enter a stop transfer order with the transfer agent or agents of shares of Union Common Stock against the transfer of shares of Union Common Stock except in compliance with the requirements of this Agreement. Union agrees to remove promptly any stop transfer order with respect to, and issue promptly certificates without such legend in substitution for, certificates for any shares of Union Common Stock that are no longer subject to the restrictions contained in this Agreement.

     5. PLEDGE OF STOCK. Nothing herein shall be deemed to prevent Stockholder from pledging the shares of Union Common Stock or any shares of Union's preferred stock owned by him to secure any of Stockholder's obligations, provided, however, that the terms of such pledge will grant to Union the right to acquire any such pledged shares at their then current book value in the event of a default by Stockholder immediately prior to the transfer of such pledged shares to a third party through a sale made under the provisions of
Article 9 of the Uniform Commercial Code, as adopted in the State of Illinois, or any other similar creditor's remedy.

     6. CONSULTATION WITH STOCKHOLDER. If at any time during the term of this Agreement the employment of Mr. R. Scott Grigsby as Union's Chief Executive Officer shall be voluntarily or involuntarily terminated, Union agrees to consult with Mr. Whalen and Mr. McDonnell within 90 days after such termination and before Union's board of directors chooses a new Chief Executive Officer.

     7. PRE-EMPTIVE RIGHTS OF STOCKHOLDER. If at any time during the term of this Agreement Union shall issue any shares of Union Common Stock at a per share price that is less than the then current per share book value of Union Common Stock (a "Discount Issuance") to any person in exchange for cash or the securities of any other entity (other than shares of Union Common Stock issued:
(a) upon conversion of shares of Union's Series A Preferred Stock; (b) to employees, officers, directors, consultants or other persons performing services for Union pursuant to any stock option plan, stock purchase plan or other management incentive plan approved by Union's board of directors; or (c) in connection with any stock dividends, stock splits or other stock distribution made to all stockholders of Union generally), Union shall offer to Stockholder on the same terms and conditions such number of shares of Union Common Stock as would allow Stockholder to maintain the same percentage ownership of the issued and outstanding Union Common Stock as he owned immediately prior to such Discount Issuance.

     8. REMEDIES. Stockholder, on the one hand, and Union, on the other, acknowledge and agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, in addition to any other remedy to which they may be entitled at law or equity.

     9. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, superseding all prior oral or written agreements or understandings. Except as otherwise expressly contemplated by this Agreement, and except for the Merger Agreement and the other agreements between the parties hereto which are contemplated therein, there have been and are no promises, restrictions, agreements or understandings between the parties with respect to the subject matter hereof except as set forth in this Agreement.

     10. HEADINGS; COUNTERPARTS. The headings in this Agreement are for convenience only and shall not be considered a part of or affect the meaning, construction or interpretation of any provision of this Agreement. This Agreement may be executed in several counterparts each of which shall be deemed an original and shall bind the signatory, but all of which together shall constitute but one and the same instrument.

     11. GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein without regard to the conflicts of laws rules.

     12. NOTICES. All notices, requests and other communications hereunder shall be in writing (which shall include telecopier communication) and shall be deemed to have been duly given if delivered by hand or by overnight express delivery service, mailed with first class postage prepaid or telecopied if confirmed immediately thereafter by also mailing a copy of any notice, request or other communication by mail with first class postage prepaid:


     (a)     If to Union, to:

     UnionBancorp, Inc.                      Barack, Ferrazzano, Kirschbaum & Perlman
     122 West Madison Street                 333 West Wacker Drive, Suite 2700
     Ottawa, Illinois 61350       and        Chicago, Illinois 60606
     Attention:    R. Scott Grigsby          Attention:   John E. Freechack, Esq.
                   Chairman and President    Telephone:   (312) 984-3223
     Telephone:    (815) 673-3333            Telecopier:  (312) 984-3150
     Telecopier:   (815) 434-3160



     (b)     If to Stockholder, to:


     Wayne W. Whalen
     Skadden, Arps, Slate, Meagher & Flom
     333 West Wacker Drive, Suite 2100
     Chicago, Illinois  60606
     Telephone:          (312) 407-0700
     Telecopier:         (312) 407-0411


or to such other person or place as any of the parties shall furnish to the other parties in writing; except that notices of a change of address shall be effective: (i) if delivered by hand, when delivered; (ii) if mailed in the manner provided in this Section, five Business Days after deposit with the United States Postal Service; (iii) if delivered by overnight express delivery service, on the next Business Day after deposit with such service; or
(iv) if by telecopier, on the next Business Day if also confirmed by mail in the manner provided in this Section.

    13. SEVERABILITY. If any provision of this Agreement shall be deemed invalid or inoperative, or in the event a court of competent jurisdiction determines that any of the provisions of this Agreement contravene public policy in any way, this Agreement shall be construed so that the remaining provisions shall not be affected, but shall remain in full force and effect, and any such provisions which are invalid or inoperative or which contravene public policy shall be deemed, without further action or deed on the part of any person, to be modified, amended and/or limited, but only to the limited extent necessary to render the same valid and enforceable.
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


    14. AMENDMENT AND MODIFICATION. This Agreement may only be amended, modified or supplemented by a written agreement executed by each of the parties hereto.

    15. AFFILIATE; PERSON. As used herein, the term "affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under the Exchange Act and, except for those cases in this Agreement where it is expressly defined otherwise, the term "person" shall mean any individual, partnership, corporation, trust or other entity.

    16. ASSIGNMENT; PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective heirs, beneficiaries, legatees, personal representatives, successors and assigns and any subsequent holders of shares of Union Common Stock that were previously owned by Stockholder and subject to the terms of this Agreement, but shall not be assigned by the parties hereto, by operation of law or otherwise, without the prior written consent of the other party. Nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

    17. WAIVER OF COMPLIANCE; CONSENTS. Any failure of Union on the one hand, or Stockholder on the other hand, to comply with any obligation, covenant, agreement or condition herein may be waived in writing by the party entitled to the performance of such obligation, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth above.

     18. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and Union.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]




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


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.



ATTEST:                                   UNIONBANCORP, INC.


   By:   \s\ Charles J. Grako       By:   \s\ R. Scott Grigsby
         --------------------             -----------------------------------
         Charles J. Grako                 R. Scott Grigsby
         Secretary/Treasurer              Chairman of the Board and President





                             s\ Wayne W. Whalen
                         --------------------------
                         (Signature of Stockholder)

                               Wayne W. Whalen
                         -------------------------
                        (Printed Name of Stockholder)

                              STANDSTILL AGREEMENT

     THIS STANDSTILL AGREEMENT dated August 6, 1996 (this "Agreement"), is entered into by and between UNIONBANCORP, INC., a Delaware corporation ("Union"), and DENNIS J. MCDONNELL ("Stockholder").

                                    RECITALS

     A) Union and Prairie Bancorp, Inc., an Illinois corporation ("Prairie"), are parties to that certain Agreement and Plan of Merger dated January 22, 1996 (the "Merger Agreement"), providing for the merger (the "Merger") of Prairie with and into a wholly-owned subsidiary of Union.

     B) As a result of the Merger, Union will issue to Stockholder approximately 118,430 shares of Union's common stock, $1.00 par value ("Union Common Stock").

     C) Union is unwilling to expend the substantial time, effort and expense necessary to implement the proposed acquisition of Prairie, including applying for and obtaining necessary approvals of federal and state banking authorities, unless Stockholder enters into this Agreement with Union.

     D) The obligation of Union under the Merger Agreement to consummate the transactions contemplated therein is subject to the receipt by Union of a standstill agreement in the form of this Agreement from Stockholder, Stockholder is executing this Agreement for the purpose of inducing Union to consummate the transactions contemplated by the Merger Agreement and Stockholder believes it is in his best interest as well as the best interest of Prairie for Union to consummate the Merger.

     NOW, THEREFORE, in consideration of the covenants and agreements of the parties herein contained, the sufficiency of which is hereby acknowledged, and as an inducement to Union to incur the expenses associated with the Merger, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   AGREEMENTS

     1. TERM. Except as otherwise expressly provided herein, the respective covenants and agreements of Stockholder and Union contained in this Agreement will continue in full force and effect until the fourth anniversary of the consummation of the Merger (the "Termination Date").

     2. COVENANTS OF STOCKHOLDER. Stockholder agrees that prior to the Termination Date and subject to the further provisions hereof:

     (a) Except as otherwise expressly provided in this Section 2(a) and
Section 7, neither Stockholder nor any "person" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), who is an affiliate (as defined below) of Stockholder (collectively, the "Stockholder Group"), will, directly or indirectly, acquire any shares of Union Common Stock in addition to those shares of Union Common Stock issued to Stockholder in connection with the Merger if at the time of such proposed acquisition the shares of Union Common Stock then owned by Stockholder represent 12.5% or more of the then issued and outstanding shares of Union Common Stock, or to the extent such proposed acquisition would increase the percentage ownership of the Stockholder Group of the then issued and outstanding shares of Union Common Stock to 12.5% or more. Notwithstanding anything to the contrary in the preceding sentence, Stockholder shall not be prohibited from: (i) acquiring any shares of Union Common Stock issuable to Stockholder in connection with the conversion of the shares of Union's Series A Preferred Stock issued to Stockholder in connection with the Merger; (ii) receiving additional shares of Union Common Stock through stock dividends declared by Union or through any other distributions or offerings made by Union generally to all holders of Union Common Stock; or (iii) increasing his percentage ownership of Union Common Stock solely as a result of actions approved by Union's board of directors and affecting all holders of Union Common Stock generally.

     (b) Stockholder shall take such action as may be required so that all shares of Union Common Stock owned by any member of the Stockholder Group are voted for those persons who are serving as of the date of this Agreement on Union's board of directors and for any other person nominated by Union's management to fill any vacancy on Union's board so long as such person: (i) would not reasonably be expected to be unacceptable to any regulatory authority with jurisdiction over Union; (ii) is of good character and reputation; and
(iii) possesses business experience. The good faith determination by a majority of Union's directors that any person meets such qualifications shall be dispositive of such issue. In addition to the foregoing, Stockholder shall take such action as may be required so that all shares of Union Common Stock owned by any member of the Stockholder Group are voted for an amendment of the certificate of incorporation of Union to adopt provisions substantially similar to those found in Section 203 of the General Corporation Law of the State of Delaware. The members of the Stockholder Group, as holders of Union Common Stock, agree to be present, in person or by proxy, at all meetings of stockholders of Union so that all shares of Union Common Stock beneficially owned by them may be counted for the purpose of determining the presence of a quorum at any such meetings. To further effectuate the provisions of this
Section 2(b), Stockholder hereby grants to the President of Union an irrevocable proxy coupled with an interest to: (i) represent all of the shares of Union Common Stock now or hereafter owned by Stockholder, or over which Stockholder now has or hereafter may have voting control, at any stockholders' meeting called by Union's Chairman of the Board, President or a majority of its directors for the purpose of establishing the necessary quorum for the conduct of business; and (ii) to vote such shares of Common Stock in favor of any matters presented at such meeting that Stockholder has agreed by the terms of this Section 2(b) to support. Notwithstanding the foregoing, nothing contained herein shall prevent Stockholder from participating in any meeting of Union's stockholders and from voting the shares of Union Common Stock owned by him on all matters for which he has not granted the President of Union a proxy pursuant to this Section 2(c). Such proxy shall expire on the Termination Date. Stockholder agrees to execute such further proxies, instruments, agreements and other documents as may be reasonably necessary to further evidence this grant of proxy.

     (c) The proxy granted by the Stockholder pursuant to Section 2(b) and the covenants contained in Section 2(f) and 2(g) of this Agreement shall terminate on the earlier of the fourth anniversary of the date of this Agreement or at such time, if ever, as any third party or any affiliated group (other than any employee benefit plan sponsored by Union or any of its subsidiaries) acquires 25% or more of the issued and outstanding Union Common Stock, provided, that no member of the Stockholder Group [nor Mr. Dennis J. McDonnell] shall be part of a partnership, limited partnership, syndicate or other group, or shall otherwise be acting in concert with any other person which is a member of, or an affiliate of any member of, such affiliated group or which is an affiliate of such third party, for the purpose of acquiring, holding, voting or disposing of shares of Union Common Stock.

     (d) Stockholder acknowledges that he has been made aware that the board of directors of Union has had under consideration, for a number of months, the adoption of a stockholders' rights plan, that Union's board of directors intends to continue such consideration and may, at some time before or after the closing of the Merger, adopt and implement such a plan.

     (e) No member of the Stockholder Group shall deposit any shares of Union Common Stock in a voting trust or subject any shares of Union Common Stock to any arrangement or agreement with respect to the voting of such shares.

     (f) No member of the Stockholder Group shall solicit proxies or become a "participant" in a "solicitation," as such terms are defined in the current version of Regulation 14A under the Exchange Act in opposition to the recommendation of the majority of the directors of Union with respect to any matter.

     (g) No member of the Stockholder Group shall join a partnership, limited partnership, syndicate or other group, or otherwise act in concert with any other person, for the purpose of acquiring, holding, voting or disposing of shares of Union Common Stock, or otherwise become a "person" within the meaning of Section 13(d)(3) of the Exchange Act (in each case other than solely with members of the Stockholder Group).

     (h) Except as otherwise expressly provided in this Agreement and for any sales or transfers solely between: (i) Messrs. Wayne W. Whalen and Dennis J. McDonnell; (ii) Mr. Whalen and his spouse or any child; (iii) Mr. McDonnell and his spouse or any child; and (iv) Messrs. Whalen or McDonnell and any bidder (as defined in Rule 14d-1 of the Exchange Act) which has commenced a tender offer for Union Common Stock which Union has recommended to its stockholders, no member of the Stockholder Group shall, directly or indirectly, offer, sell or transfer any shares of Union Common Stock without offering Union a right of first refusal in the manner provided in this Agreement.

     3. RIGHT OF FIRST REFUSAL. Except for transfers described in Section 2(h), any member of the Stockholder Group, prior to making any offer to sell, the sale or transfer of any shares of Union Common Stock to the extent such shares represent 5% or more of the then issued and outstanding shares of Union Common Stock, or to the extent that the current proposed transfer of shares, when aggregated with all past transfers of shares of Union Common Stock from the Stockholder Group to the same transferee or such transferee's affiliates would equal or exceed such 5% limit, shall give Union the opportunity to purchase such shares of Union Common Stock in the following manner:

     (a) Any member of the Stockholder Group intending to make such an offer, sale or transfer shall give notice (the "Transfer Notice") to Union in writing of such intention, specifying the number of shares of Union Common Stock proposed to be disposed of and the proposed price therefor, and any specific offer to purchase such shares of Union Common Stock theretofore received and then remaining open, identifying the offeror and setting forth all the terms of such offer (including price). For purposes hereof, a bona fide third-party tender or exchange offer to purchase shares of Union Common Stock shall be deemed to be an offer at the price specified therein, without regard to any provisions thereof with respect to proration or conditions to the offeror's obligation to purchase.

     (b) Union shall have the right, exercisable by written notice given by Union to the party which gave the Transfer Notice within 15 Business Days (as defined in the Merger Agreement) after receipt of such Notice (or in the case of a tender or exchange offer, no later than 24 hours prior to the latest time by which shares of Union Common Stock must be tendered in order to be accepted pursuant to such offer or to qualify for any proration applicable to such offer), to purchase (or to cause a corporation, entity, person or group designated by Union to purchase) all, but not a part of, the shares of Union Common Stock specified in such Notice for cash at the price set forth therein. If the purchase price specified in the Transfer Notice includes any property other than cash, such purchase price shall be deemed to be the amount of any cash included in the purchase price plus the value (as jointly determined by a nationally recognized investment banking firm selected by each party or, in the event such firms are unable to agree, a third nationally recognized investment banking firm to be selected by them) of such other property included in such price. For this purpose:

         (i) The parties shall use their best efforts to cause any determination of the value of any securities included in the purchase price to be made within seven Business Days after the date of delivery of the Transfer Notice. If the firms selected by Stockholder and Union are unable to agree upon the value of any such securities within such seven-day period, the parties shall promptly select a third firm whose determination shall be conclusive.

         (ii) The parties shall use their best efforts to cause any determination of the value of property other than securities to be made within ten Business Days after the date of delivery of the Transfer Notice. If the firms selected by Stockholder and Union are unable to agree upon a value within such ten-day period, the parties shall promptly select a third firm whose determination shall be conclusive.

         (iii) The date on which Union must exercise its right of first refusal shall be extended until three Business Days after the determination of the value of property included in the purchase price if such property consists solely of securities or five Business Days after the determination of such value if other property is included.

     (c) If Union exercises its right of first refusal hereunder, the closing of the purchase of the shares of Union Common Stock with respect to which such right has been exercised shall take place within 30 calendar days (or if approval of such purchase by any bank regulatory authority is required by law, within 90 calendar days) after Union gives notice of such exercise. Upon exercise of its right of first refusal, Union shall be legally obligated to consummate the purchase contemplated thereby and shall use its best effort to secure all approvals required in connection therewith.

     (d) If Union does not exercise its right of first refusal hereunder within the time specified for such exercise, the party giving the Transfer Notice shall be free during the period of 90 calendar days following the expiration of such time for exercise to sell the shares of Union Common Stock specified in such Notice to the offeror identified therein at the price specified therein or at any price in excess thereof. If sold in this manner, the shares of Union Common Stock that were the subject of such sale shall thereafter be free of the restrictions imposed by this Agreement.

     4. LEGEND. (a) Stockholder acknowledges that all certificates representing shares of Union Common Stock now owned or hereafter acquired by members of the Stockholder Group shall bear the following legend which will remain thereon as long as such shares of Union Common Stock are subject to the restrictions contained in this Agreement:

                 The securities represented by this certificate
            are subject to the provisions of a Standstill
            Agreement dated August      , 1996, between Dennis J.
            McDonnell and UnionBancorp, Inc., and may not be sold or transferred except in accordance therewith. A copy of said Standstill Agreement is on file at the office of the corporate secretary of UnionBancorp, Inc.

     (b) Union may enter a stop transfer order with the transfer agent or agents of shares of Union Common Stock against the transfer of shares of Union Common Stock except in compliance with the requirements of this Agreement. Union agrees to remove promptly any stop transfer order with respect to, and issue promptly certificates without such legend in substitution for, certificates for any shares of Union Common Stock that are no longer subject to the restrictions contained in this Agreement.

     5. PLEDGE OF STOCK. Nothing herein shall be deemed to prevent Stockholder from pledging the shares of Union Common Stock or any shares of Union's preferred stock owned by him to secure any of Stockholder's obligations, provided, however, that the terms of such pledge will grant to Union the right to acquire any such pledged shares at their then current book value in the event of a default by Stockholder immediately prior to the transfer of such pledged shares to a third party through a sale made under the provisions of
Article 9 of the Uniform Commercial Code, as adopted in the State of Illinois, or any other similar creditor's remedy.

     6. CONSULTATION WITH STOCKHOLDER. If at any time during the term of this Agreement the employment of Mr. R. Scott Grigsby as Union's Chief Executive Officer shall be voluntarily or involuntarily terminated, Union agrees to consult with Mr. Whalen and Mr. McDonnell within 90 days after such termination and before Union's board of directors chooses a new Chief Executive Officer.

     7. PRE-EMPTIVE RIGHTS OF STOCKHOLDER. If at any time during the term of this Agreement Union shall issue any shares of Union Common Stock at a per share price that is less than the then current per share book value of Union Common Stock (a "Discount Issuance") to any person in exchange for cash or the securities of any other entity (other than shares of Union Common Stock issued:
(a) upon conversion of shares of Union's Series A Preferred Stock; (b) to employees, officers, directors, consultants or other persons performing services for Union pursuant to any stock option plan, stock purchase plan or other management incentive plan approved by Union's board of directors; or (c) in connection with any stock dividends, stock splits or other stock distribution made to all stockholders of Union generally), Union shall offer to Stockholder on the same terms and conditions such number of shares of Union Common Stock as would allow Stockholder to maintain the same percentage ownership of the issued and outstanding Union Common Stock as he owned immediately prior to such Discount Issuance.

    8. REMEDIES. Stockholder, on the one hand, and Union, on the other, acknowledge and agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, in addition to any other remedy to which they may be entitled at law or equity.

    9. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, superseding all prior oral or written agreements or understandings. Except as otherwise expressly contemplated by this Agreement, and except for the Merger Agreement and the other agreements between the parties hereto which are contemplated therein, there have been and are no promises, restrictions, agreements or understandings between the parties with respect to the subject matter hereof except as set forth in this Agreement.

    10. HEADINGS; COUNTERPARTS. The headings in this Agreement are for convenience only and shall not be considered a part of or affect the meaning, construction or interpretation of any provision of this Agreement. This Agreement may be executed in several counterparts each of which shall be deemed an original and shall bind the signatory, but all of which together shall constitute but one and the same instrument.

    11. GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein without regard to the conflicts of laws rules.

    12. NOTICES. All notices, requests and other communications hereunder shall be in writing (which shall include telecopier communication) and shall be deemed to have been duly given if delivered by hand or by overnight express delivery service, mailed with first class postage prepaid or telecopied if confirmed immediately thereafter by also mailing a copy of any notice, request or other communication by mail with first class postage prepaid:


    (a)     If to Union, to:



    UnionBancorp, Inc.                         Barack, Ferrazzano, Kirschbaum
                                                & Perlman
    122 West Madison Street                    333 West Wacker Drive, Suite 2700
    Ottawa, Illinois 61350          and        Chicago, Illinois 60606
    Attention:    R. Scott Grigsby             Attention:   John E. Freechack, Esq.
                  Chairman and President       Telephone:   (312) 984-3223
    Telephone:    (815) 673-3333               Telecopier:  (312) 984-3150
    Telecopier:   (815) 434-3160



    (b)     If to Stockholder, to:


    Dennis J. McDonnell
    815 Jackson
    River Forest, Illinois  60305
    Telephone:       (708) 771-5869


or to such other person or place as any of the parties shall furnish to the other parties in writing, except that notices of a change shall be effective only upon receipt. Except as otherwise provided herein, all such notices, reqquests or other communications shall be effective: (i) if delivered by hand, when delivered; (ii) if mailed in the manner provided in this Section, five Business Days after deposit with the United States Postal

Service; (iii) if delivered by overnight express delivery service, on the next Business Day after deposit with such service; or (iv) if by telecopier, on the next Business Day if also confirmed by mail in the manner provided in this Section.

    13. SEVERABILITY. If any provision of this Agreement shall be deemed invalid or inoperative, or in the event a court of competent jurisdiction determines that any of the provisions of this Agreement contravene public policy in any way, this Agreement shall be construed so that the remaining provisions shall not be affected, but shall remain in full force and effect, and any such provisions which are invalid or inoperative or which contravene public policy shall be deemed, without further action or deed on the part of any person, to be modified, amended and/or limited, but only to the limited extent necessary to render the same valid and enforceable.

    14. AMENDMENT AND MODIFICATION. This Agreement may only be amended, modified or supplemented by a written agreement executed by each of the parties hereto.

    15. AFFILIATE; PERSON. As used herein, the term "affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under the Exchange Act and, except for those cases in this Agreement where it is expressly defined otherwise, the term "person" shall mean any individual, partnership, corporation, trust or other entity.

    16. ASSIGNMENT; PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective heirs, beneficiaries, legatees, personal representatives, successors and assigns and any subsequent holders of shares of Union Common Stock that were previously owned by Stockholder and subject to the terms of this Agreement, but shall not be assigned by the parties hereto, by operation of law or otherwise, without the prior written consent of the other party. Nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

   17 .WAIVER OF COMPLIANCE; CONSENTS. Any failure of Union on the one hand, or Stockholder on the other hand, to comply with any obligation, covenant, agreement or condition herein may be waived in writing by the party entitled to the performance of such obligation, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth above.

   18. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and Union.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


ATTEST:                                   UNIONBANCORP, INC.


   By:   \s\ Charles J. Grako  By:        \s\ R. Scott Grigsby
         --------------------             -----------------------------------
         Charles J. Grako                 R. Scott Grigsby
         Secretary/Treasurer              Chairman of the Board and President





                            \s\ Dennis J. McDonnell
                            ------------------------
                           (Signature of Stockholder)

                              Dennis J. McDonnell
                              --------------------
                           (Printed Name of Stockholder)